UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
___________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
March 14, 2008
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BROADPOINT SECURITIES GROUP, INC.
(Exact name of registrant as specified in its charter)
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New York
(State or other jurisdiction of incorporation)

0-14140
(Commission File Number)

22-2655804
(IRS Employer Identification No.)

One Penn Plaza
New York, New York
(Address of Principal Executive Offices)

10119
(Zip Code)

(212) 273-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 14, 2008, the Board of Directors of Broadpoint Securities Group, Inc. (the “Company”) appointed Mr. Robert I. Turner Chief Financial Officer effective March 31, 2008.  C. Brian Coad, the Company’s current Chief Financial Officer, will continue as the Company’s Chief Financial Officer until that time, at which point Mr. Coad has informed the Company that he will leave the Company.

Mr. Turner, age 55, has over 20 years of experience in the securities and financial services industries.  From 1995 to 2003, Mr. Turner served as Executive Vice President, Chief Financial Officer and Treasurer of Knight Capital Group, Inc. (formerly known as Knight Trading Group, Inc.) a NASDAQ listed trade execution company for on-line broker-dealers.  From 2003 to 2004, Mr. Turner was at Crown Financial Group,  a publicly traded market maker, first as Chair of their Audit Committee and then as Vice Chairman, Chief Financial Officer and Treasurer.  In 2005, Mr. Turner acted as a general contractor on a condominium project in Naples, Florida. From 2006 until recently, Mr. Turner worked in the commercial real estate and business brokerage industry with Coldwell Banker Commercial and in residential real estate with Downing Frye Realty.  Prior to joining Knight Securities, Mr. Turner was a Corporate Vice President at PaineWebber Incorporated, serving in a variety of financial management positions in the fixed income, finance, merchant banking and commodities trading divisions and a Vice President at Citibank in the treasury and investment banking divisions.  Mr. Turner practiced at the accounting firm of PriceWaterhouseCoopers, where he became a Certified Public Accountant.  Mr. Turner received his B.A. from the State University of New York at Binghamton and his M.S.B.A. from the University of Massachusetts at Amherst.

There have been no transactions between Mr. Turner and the Company or any of its subsidiaries that are required to be reported pursuant to Item 404(a) of Regulation S-K.  Mr. Turner has no family relationships with any director or executive officer of the Company.

In connection with Mr. Turner’s appointment, the Company entered into a letter agreement and a non-compete and non-solicit agreement with him.  The letter agreement provides that Mr. Turner will receive a base salary of $250,000 per year for 2008 and, to the extent he remains employed by the Company, his future base salary will be at least $250,000, subject to annual reviews for possible increases.  Mr. Turner will be eligible for annual performance-based bonuses and will be entitled to participate in the Company’s standard employee benefit, perquisite and fringe benefit plans, programs and arrangements available to senior officers of the Company.  Mr. Turner will receive 450,000 restricted stock units upon the effectiveness of his appointment.  The restricted stock units will vest 20% on each of the first five anniversary dates of the grant date, provided Mr. Turner continues to be employed by the Company on a vesting date.  Vesting will accelerate upon Mr. Turner’s death or disability.  Upon Mr. Turner’s retirement or termination of employment by the Company without cause or termination of employment for any reason (other than death or disability) within 120 days of a change of control, the restricted stock units not previously vested will not be forfeited but will continue to vest unless they are thereafter forfeited pursuant to their terms.  Any unvested restricted stock units will be forfeited on certain employment termination events, including termination of employment by Mr. Turner for any reason other than retirement or by the Company for cause.  The restricted stock units are also subject to forfeiture for certain other reasons as specified in the restricted stock unit agreement.  A copy of Mr. Turner’s letter agreement, non-compete and non-solicit agreement and restricted stock unit agreement are attached as Exhibits 10.1, 10.2 and 10.3 hereto and incorporated herein by reference.

On March 14, 2008, the Company entered into a severance agreement with Mr. Coad that provides for the termination of Mr. Coad’s employment with the Company on March 31, 2008.  Under the terms of the severance agreement, Mr. Coad will receive (i) a lump sum payment of $494,400, less required withholdings, (ii) any unpaid salary and (iii) reimbursement of business expenses in accordance with Company policies.  If Mr. Coad is eligible and elects continued health insurance coverage under COBRA, the Company will pay the cost of his premiums for a maximum of eighteen months.  Any unvested restricted stock units awarded to Mr. Coad pursuant to the Company’s 2007 Incentive Compensate Plan Restricted Stock Unit Agreement dated September 21, 2007 (the “RSU Agreement”) will not be forfeited but will continue to vest in accordance with the terms of paragraph 4(b) of the RSU Agreement, but Mr. Coad’s rendering of services for competitors or engaging in any business competitive with the Company shall not constitute an event of forfeiture, but the other events of forfeiture under the RSU Agreement shall continue to apply.  In exchange for the consideration provided by the severance agreement, Mr. Coad has agreed, among other things, (i) to keep confidential the Company’s confidential information, (ii) to fully release the Company, its parents and affiliates, and any and all current and formal directors, officers, employees and agents from all claims, (iii) for one year from the date of the agreement, to not solicit for employment any employee of the Company within the period of 180 days prior to the termination of Mr. Coad’s employment and (iv) to not disparage the Company or any of its employees.  A copy of the severance agreement is attached as Exhibit 10.4 hereto and incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d)           Exhibits

The following exhibit is furnished as part of this Current Report on Form 8-K:

10.1 –   Agreement, dated March 14, 2007, between Broadpoint Securities Group, Inc. and Robert Turner.

10.2 –   Non-Compete and Non-Solicit Agreement, dated March 14, 2007, between Broadpoint Securities Group, Inc. and Robert Turner.

10.3 –   Restricted Stock Unit Agreement between Broadpoint Securities Group, Inc. and Robert Turner.

10.4 –   Agreement, dated March 14, 2007, between Broadpoint Securities Group, Inc. and C. Brian Coad.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADPOINT SECURITIES GROUP, INC.

By:	/s/ Lee Fensterstock
Name: Lee Fensterstock
Title: Chairman and Chief Executive Officer

Dated: March 14, 2008